                                                                 Exhibit 10.10



                                 PROMISSORY NOTE
                         (Single Payment-Demand or Time)
                           (Variable Rate of Interest)

$30,000,000.00                                            New York, May 23, 2006

         On May 30, 2009, for value received, the undersigned promises to pay to ISRAEL DISCOUNT BANK OF NEW YORK (hereinafter called the "Bank") or order, at its 511 Fifth Avenue Office, New York, NY, the principal amount of THIRTY MILLION DOLLARS ($30,000,000.00), in the lawful money of the United States (the "Loan"). The undersigned shall also pay accrued interest on the outstanding principal amount of the Loan at an interest rate per annum equal at all times during each Interest Period (as defined below) to 2% above the thirty (30), sixty (60), ninety (90) or one hundred and eighty (180) LIBOR (as defined below) (the "Interest Rate"), as selected by any Borrower and such interest shall be payable as follows: (a) on November 23, 2006; and (b) semi-annually thereafter on the last day of each Interest Period.

         Interest shall be calculated on the basis of a 360-day year and actual number of days elapsed. In no event shall the interest rate exceed the maximum rate permitted by applicable law. Any change in the Interest Rate shall be effective as of the first day of each Interest Period.

         All payments hereunder shall be payable in immediately available funds in lawful money of the United States. Any extension of time for the payment of principal of this Note resulting from the due date falling on a Saturday, Sunday or legal holiday shall be included in the computation of interest. The undersigned authorizes the Bank to charge any of the undersigned's accounts for payments of principal or interest. Any payment of principal or interest payable hereunder which is not paid when due, shall bear interest from the date due until paid in full at a rate per annum equal to two percent (2%) above the interest rate in effect with respect thereto.

         The undersigned may prepay this Note in whole or in part at any time, upon three (3) days prior written notice to the Bank of such prepayment, provided that such prepayment is made on the last day of an Interest Period.

         The term "Liabilities" shall include this Note and all other indebtedness, obligations and liabilities of any kind of the undersigned to the Bank and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Bank, now or hereafter existing, arising directly between the undersigned and the Bank or acquired outright, conditionally or as collateral security from another by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, or direct or indirect, including liabilities to the Bank of the undersigned as a member of any partnership, syndicate, association or other group, and whether incurred by the undersigned as principal, surety, indorser, guarantor, accommodation party or otherwise.

         As security for this Note and all other Liabilities of the undersigned to the Bank, the undersigned and any endorser of this Note hereby give(s) the Bank a continuing lien and/or right of set-off upon any and all deposit balances now or hereafter maintained with the Bank, any and all securities and other property of the undersigned and any endorser and the proceeds thereof now or hereafter coming into the possession or control of the Bank, hereby authorizing the Bank, upon the occurrence and continuance Event of Default (as defined below) , without prior notice, to appropriate and apply such deposits or the proceeds of the sale of such securities or other property to any such Liabilities, although contingent and although unmatured, it being understood that the Bank shall be under no obligation to effect any such appropriation and application.

         The undersigned represents and warrants that: (1) (a) if a partnership or limited liability company, (i) it is a partnership or limited liability company duly organized and validly existing under the laws of the state of its organization and is duly qualified to do business and is in good standing in every state where the failure to qualify would materially and adversely affect the financial condition of the undersigned, and (ii) the execution, issuance and delivery of this Note by the undersigned are within its powers and have been duly authorized by all necessary action, and this Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the undersigned's partnership agreement or Articles of Organization (or equivalent publicly filed document) and Operating Agreement and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the undersigned is a party or by which it or its property may be bound or affected; or (b) if a corporation, (x) it is a corporation duly organized and validly existing under the laws of the state of its incorporation and is duly qualified to do business and is in good standing in every state where the failure to qualify would materially and adversely affect the financial condition of the undersigned, and (y) the execution, issuance and delivery of this Note by the undersigned are within its corporate powers and have been duly authorized by all necessary corporate action, and this
Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the undersigned's Certificate of Incorporation or By-Laws and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the undersigned is a party or by which it or its property may be bound or affected; (2) no Event of Default has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; and
(3) the undersigned shall not use any part of the proceeds of the Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Upon the occurrence of any of the following specified events of default (each an "Event of Default"): (l) default by the undersigned in making any payment of principal when due, (2) default by the undersign in making any payments of interest, or any other amount payable under this Note within five days after any such interest, or other amount payable becomes due; or (3) any guarantor or other person liable upon or for any of the Liabilities or security (each hereinafter called an "other liable party"), shall die, become insolvent (however such insolvency may be evidenced), is generally not paying its debts as such debt becomes due, or make a general assignment for the benefit of creditors; or (4) default by the undersigned in the due payment of any other indebtedness for borrowed money in excess of $10,000,000 to a party, including the Bank or in the observance when due or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness which in the reasonable opinion of Bank materially affects the credit worthiness of the undersigned or the undersigned's ability to repay its indebtedness to the Bank, and continuance of any such default for a period sufficient to cause the acceleration of the maturity thereof; or (5) default in the observance or performance of any other agreement of the undersigned set forth herein and continuance of any such default for thirty (30) days after notice thereof to the undersigned; or (6) any material representation or warranty made by the undersigned or any liable party herein, or in any certificate furnished by the undersigned or other liable party herein, pursuant to the provisions hereof, proves untrue in any material respect when made; (7) the undersigned becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the undersigned or for the greater part of the properties of the undersigned with the consent of the undersigned, or if appointed without the consent of the undersigned, such Trustee or Receiver is not discharged within thirty (30) days, or bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against the undersigned under the laws of any jurisdiction, and if instituted against the undersigned are consented to by it or remain undismissed for thirty (30) days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the undersigned and shall not be released or bonded within thirty (30) days after levy; or (8) the undersigned shall be dissolved or be a party to any merger or consolidation without the prior written consent of the Bank; or (9) the undersigned or any other liable party conceals, removes or permits to be concealed or removed any part of the undersigned's property with intent to hinder, delay, or defraud any of its creditors; or (10) the making or suffering by the undersigned or any other liable party of a transfer of any property, which is fraudulent under the law of any applicable jurisdiction; THEN, in any such event, and at any time thereafter, unless and to the extent that the Bank shall otherwise elect, if any Event of Default shall then be continuing, the principal and the accrued interest in respect of this Note shall become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the undersigned.

         As used herein the following terms shall have the following meanings:

         "Bank" shall be deemed to include the Bank, its successors and assigns and any holder hereof.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London Interbank Market.

         "Interest Period" means:

         (a) initially, the period commencing on the date the Loan is made and ending thirty (30), sixty (60), ninety (90) or one hundred and eighty (180) days thereafter as selected by Borrower; and

         (b) each Interest Period thereafter shall commence on the day immediately following the expiration of the preceding Interest Period for such Loan and shall end thirty (30), sixty (60), ninety (90) or one hundred and eighty (180) days thereafter, as selected by any Borrower, by irrevocable written notice to the Bank before 12:00 p.m., New York time, not less than two
(2) Business Days prior to the last day of the then current Interest Period.

         (c) provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (i) if any Interest Period pertaining to the Loan would otherwise end on a day which is not a Business Day, the Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; and

                  (ii) if any Borrower shall fail to give notice as provided in clause (b) above, then the Bank has the option, in its sole discretion, to choose on behalf of the Borrower an Interest Period; and

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

         "LIBOR" shall mean with respect to the Interest Period pertaining to the Advance, the rate per annum as quoted on telerate page 3750 at 11:00 a.m. London time two (2) Business Day prior to the beginning of such Interest Period.

         "Prime Rate" shall mean a fluctuating rate per annum equal to the rate of interest publicly announced by the Bank at its principal office from time to time as its Prime Rate. Any change in the Prime Rate shall be effective on the date such change is announced by the Bank.

         "undersigned" shall mean if this Note is signed by more than one party, unless otherwise stated herein, shall mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. The Bank may proceed against one or more of the undersigned at one time or from time to time as it elects in its sole and absolute discretion.

         In the event that the Bank shall have reasonably determined (which determination shall be conclusive and binding upon the undersigned) that, by reason of circumstances affecting the London Interbank Market, adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period beyond the expiration of the then current Interest Period with respect thereto, the Bank shall forthwith give notice of such determination, confirmed in writing, to the undersigned. If such notice is given, any outstanding Loan shall be converted, on the last day of the then current Interest Period with respect thereto, to a Loan bearing interest based on the Prime Rate (as defined above). Such notice shall be withdrawn by the Bank when the Bank shall determine that adequate and reasonable means exist for ascertaining LIBOR.

         Notwithstanding anything to the contrary contained elsewhere in this Note, if any change after the date hereof in law, rule, regulation, guideline or order or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for the Bank to make or maintain any Loan based upon LIBOR, then, by written notice to the undersigned, the Bank may require that such Loan be converted to a Loan based on the Prime Rate, whereupon such Loan shall be automatically converted as of the date of such notice to the undersigned.

         In the event that any change in applicable law or regulation, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall impose on or deem applicable to the Bank any reserve requirements against this Note or impose upon the Bank any other costs or assessments, the Bank deems material (the "Additional Costs"), the undersigned shall pay to the Bank, on demand (which demand shall be in writing and which will set forth a calculation of such Additional Costs), an amount sufficient to compensate the Bank for the Additional Cost resulting from the maintenance or imposition of such reserves, costs or assessments. The calculation of amount of the Additional Costs shall absent manifest error be presumed correct.

         THE UNDERSIGNED IN ANY LITIGATION (WHETHER OR NOT ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER OBLIGATIONS OR LIABILITY OF THE UNDERSIGNED TO THE BANK) IN WHICH THE BANK AND THE UNDERSIGNED SHALL BE ADVERSE PARTIES, WAIVES TRIAL BY JURY AND THE RIGHT TO INTERPOSE ANY DEFENSE, SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION. THE UNDERSIGNED AGREES TO PAY ON DEMAND ALL OF THE BANK'S REASONABLE OUT OF POCKET COSTS AND EXPENSES, INCLUDING REASONABLE COUNSEL FEES, IN CONNECTION WITH COLLECTION OF ANY AMOUNTS DUE TO THE BANK AND ENFORCEMENT OF ITS RIGHTS UNDER THIS NOTE.

         The undersigned acknowledges that this Note is an instrument for the payment of money only within the meaning of Section 3213 of the New York Civil Practice Law & Rules.

         The undersigned agrees that any action, proceeding or claim against it arising out of, or relating in any way to, this Note may be brought and enforced in the courts of the State of New York, and hereby irrevocably submits to such jurisdiction, which jurisdiction shall be non-exclusive. With respect to any such action, proceeding or claim, the undersigned consents to accept service of process and any legal summons to be served upon the undersigned and consents that same may be served by mailing a copy thereof to the undersigned at the last known address of undersigned appearing on the records of the Bank. Such mailing shall be deemed personal service and shall be legal and binding upon the undersigned in any such action or claim.

         No modification or waiver of any provision of this Note and no consent by the Bank to any departure therefrom by the undersigned shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

         In the event any one or more of the provisions in this Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         This Note and the provisions hereof are to be binding upon the assigns or successors of the undersigned; and they are to be construed according to and governed by the laws of the State of New York.

                                    DELEK FINANCE, INC.



                                    By: /s/ Ezra Uzi Yemin
                                        -----------------------------------
                                    Name: Ezra Uzi Yemin
                                    Title: President and Chief Executive Officer



                                    By: /s/ John P. Colling, Jr.
                                        -----------------------------------
                                    Name: John P. Colling, Jr.
                                    Title: Treasurer